Exhibit 99.12

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”), dated as of November 17, 2021, between Orbital Energy Group, Inc. (“Parent”), and Alter Domus (US) LLC (“Alter Domus”), in its capacity as collateral agent for each Secured Party (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among, inter alia, Orbital Energy Group, Inc., a Colorado corporation (“Parent”), Front Line Power Construction, LLC, a Texas limited liability company (the “Borrower”), certain subsidiaries of the Parent and Borrower party thereto, each of the lenders from time to time party thereto as “Lenders” (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a “Lender”) and Alter Domus, in its capacity as administrative agent for each Lender (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and as collateral agent for each Lender, the Lenders have agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, Collateral Agent has agreed to act as agent for the benefit of itself and the Lenders in connection with the transactions contemplated by the Credit Agreement and this Agreement;

WHEREAS, Parent is the legal and beneficial owner of the Capital Stock issued by the Borrower and will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement; and

WHEREAS, in order to induce Collateral Agent and the Lenders to enter into the Credit Agreement and the other Loan Documents and to extend the Loans thereunder and to induce Collateral Agent and the Lenders to make financial accommodations to Borrower as provided for in the Credit Agreement and the other Loan Documents, Parent has agreed to the pledge of all of the Capital Stock issued by Borrower to the Collateral Agent;

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.    Definitions; Construction.

(a)    All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code (including without limitation Certificated Securities, Chattel Paper, Drafts, Documents, Instruments, Promissory Notes and Securities Account) shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following definitions:

(i)     “Administrative Agent” has the meaning specified therefor in the recitals to this Agreement.

(ii)“    Agreement” has the meaning specified therefor in the preamble to this Agreement.

(iii)     “Borrower” has the meaning specified therefor in the recitals to this Agreement.

(iv)     “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(v)     “Collateral Agent” has the meaning specified therefor in the preamble to this Agreement.

(vi)“    Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.

(vii)“    Investment Property” means (A) any and all investment property, and (B) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, and the Pledged Operating Agreement.

(viii)     “Lender” and “Lenders” have the respective meanings specified therefor in the recitals to this Agreement.

(ix)“    Pledged Borrower Stock” has the meaning specified therefor in Section 5(a) hereof.

(x)“    Pledged Collateral” has the meaning specified therefor in Section 2 hereof.

(xi)“    Pledged Interests” means all of Parent’s right, title and interest in and to all of the Capital Stock issued by the Borrower now owned or hereafter acquired by Parent, regardless of class or designation, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Capital Stock issued by the Borrower, the right to receive any certificates representing any of the Capital Stock issued by the Borrower, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(xii)“    Pledged Operating Agreement” means Parent’s rights, powers, and remedies under the limited liability company operating agreement of the Borrower.

(xiii)“    Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

(xiv)     “Proceeds” has the meaning specified therefor in Section 2(b) hereof.

(xv)     “Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(xvi)     “Secured Obligations” means each and all of the following: (A) all Obligations (as defined in the Credit Agreement) (including any expenses, fees or interest that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding) and (B) all Guaranteed Obligations (as defined in the Credit Agreement).

(xvii)“    Security Interest” has the meaning specified therefor in Section 2 hereof.

(b)    This Agreement shall be subject to the rules of construction set forth in Section 1.03 of the Credit Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis.

(c)    All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.    Pledge of Pledged Collateral. Parent hereby unconditionally grants, collaterally assigns, and pledges to Collateral Agent, for the benefit of each Secured Party, to secure the Secured Obligations (whether now existing or hereafter arising), a continuing security interest (hereinafter referred to as the “Security Interest”) in all of Parent’s right, title and interest in, to and under (the “Pledged Collateral”):

(a)    all of the Pledged Interests of the Borrower held by Parent now or at any time hereafter, including without limitation, the Pledged Interests that are listed on Schedule 1, and any certificates representing all such Pledged Interests (including all of Parent’s Pledged Operating Agreement); and

(b)    all of the Proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of the Pledged Interests, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to Parent or Collateral Agent from time to time with respect to any of the Investment Property.

3.    Security for Secured Obligations. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Parent, Borrower or any other Loan Party to Collateral Agent, the Lenders, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving Parent, Borrower or any other Loan Party due to the existence of such Insolvency Proceeding. Further, the Security Interest created hereby encumbers Parent’s right, title, and interest in all Pledged Collateral, whether now owned by Parent or hereafter acquired, obtained, developed, or created by Parent and wherever located.

4.    Parent Remains Liable. Anything herein to the contrary notwithstanding, (a) Parent shall remain liable under the contracts and agreements included in the Pledged Collateral, including the Pledged Operating Agreement, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent or any Lender of any of the rights hereunder shall not release Parent from any of its duties or obligations under such contracts and agreements included in the Pledged Collateral, and (c) none of Lenders shall have any obligation or liability under such contracts and agreements included in the Pledged Collateral by reason of this Agreement, nor shall any of the Lenders be obligated to perform any of the obligations or duties of Parent thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or any other Loan Document, Parent shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in Parent until (i) the occurrence and continuance of an Event of Default, and (ii) Collateral Agent has notified Parent of Collateral Agent’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 15.

5.    Representations and Warranties. In order to induce Collateral Agent to enter into this Agreement for the benefit of itself and the Lenders, Parent makes the following representations and warranties to Collateral Agent and the Lenders which shall be true, correct, and complete, in all material respects, as of the Closing Date, and shall be true, correct, and complete, in all material respects, as of the Closing Date and as of the date of the making of each Loan (or other extension of credit) made thereafter, as though made on and as of the date of such Loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects) and such representations and warranties shall survive the execution and delivery of this Agreement:

(a)    the Capital Stock listed on Schedule 1 (as such Schedule may be updated from time to time, the “Pledged Borrower Stock”) constitutes all of the issued and outstanding Pledged Interests of the Borrower issued to Parent or any other party;

(b)    the name (within the meaning of Section 9-503 of the Code) and jurisdiction of organization of the Parent is set forth on Schedule 2 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents);

(c)    The chief executive office of Parent is located at the address indicated on Schedule 2 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents);

(d)    Parent’s tax identification numbers are identified on Schedule 2 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents);

(e)    except for restrictions and limitations imposed by the Loan Documents or securities laws generally or otherwise not prohibited by the Loan Documents, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law, memorandum of association or articles of association provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of the Pledged Collateral hereunder, the sale, transfer or other disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder other than under applicable Requirements of Law;

(f)    this Agreement creates a valid security interest in the Pledged Collateral of the Parent, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations;

(g)    (i) Except for the Security Interest created hereby, Parent is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Borrower as being owned by Parent and, when acquired by Parent, (ii) all of the Pledged Interests in the Borrower are duly authorized, validly issued, fully paid and non-assessable and such Pledged Interests constitute or will constitute the percentage of the issued and outstanding Capital Stock of the Borrower as supplemented or hereafter modified, (iii) Parent has the right and requisite authority to pledge, the Pledged Interests pledged by Parent to Collateral Agent as provided herein, (iv) all actions necessary to perfect and establish a First Priority Lien, or to the extent otherwise required by this Agreement and the other Loan Documents, to otherwise protect, Collateral Agent’s Liens in the Pledged Interests, and the proceeds thereof, have been duly taken, upon (A) the execution and delivery of this Agreement, (B) the taking of possession by Collateral Agent (or its agent or designee) of any certificates representing the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers (or other documents of transfer acceptable to Collateral Agent) endorsed in blank by Parent, and (C) the filing of financing statements in the applicable jurisdiction of the Parent with respect to the Pledged Interests of not represented by certificates, and (v) Parent has delivered to and deposited with Collateral Agent all certificates representing the Pledged Interests owned by Parent to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Collateral Agent) endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by Parent has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(h)    no consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by Parent in and to the Pledged Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by Parent, or (ii) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement with respect to the Investment Property or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except (A) as may be required in connection with such disposition of Investment Property by laws affecting the offering and sale of securities generally, (B) for consents, approvals, authorizations, or other orders or actions that have already been obtained or given (as applicable) and that are still in force, and (C) the filing of financing statements and other filings necessary to perfect the Security Interests granted hereby; and

(i)    Parent hereby represents and warrants that the Pledged Interests issued pursuant to the Pledged Operating Agreement (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not constitute investment company securities, and (iii) are not held by Parent in a Securities Account. In addition, neither the Pledged Operating Agreement, nor any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement, provides that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

6.    Covenants. Parent covenants and agrees with Collateral Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22:

(a)    Possession of Collateral. In the event that any Pledged Collateral, including Proceeds, is evidenced by or consists of Drafts, Documents, Certificated Securities, Promissory Notes, or tangible Chattel Paper, Parent shall promptly (and in any event within 10 days (or such longer period as agreed to in writing by Borrower and the Required Lenders) after acquisition thereof), notify Collateral Agent thereof, and if and to the extent that perfection or priority of Collateral Agent’s Security Interest is dependent on or enhanced by possession, Parent, promptly (and in any event within five Business Days (or such longer period as agreed to in writing by Borrower and the Required Lenders)) after request by Collateral Agent, shall execute such other documents and instruments as shall be requested by Collateral Agent or, if applicable, endorse and deliver physical possession of such Drafts, Documents, Certificated Securities, Promissory Notes, or tangible Chattel Paper to Collateral Agent, together with such undated powers (or other relevant document of transfer acceptable to Collateral Agent) endorsed in blank as shall be requested by Collateral Agent, and shall do such other acts or things, reasonably deemed necessary or desirable by Collateral Agent to protect Collateral Agent’s Security Interest therein, to the extent otherwise required by this Agreement and the other Loan Documents.

(b)    Investment Property.

(i)    If Parent shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event no later than 5 Business Days prior to such acquisition, obtainment, receipt, or entitlement of such Pledged Interests (or such (other date) as agreed to in writing by Borrower and the Required Lenders) deliver to Collateral Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii)    Upon the occurrence and during the continuance of an Event of Default, following the request of Collateral Agent, all sums of money and property paid or distributed in respect of the Borrower that are received by Parent shall be held by Parent in trust for the benefit of Collateral Agent segregated from Parent’s other property, and Parent shall deliver it forthwith to Collateral Agent in the exact form received;

(iii)    Parent shall promptly deliver to Collateral Agent a copy of each material notice or other material communication received by it in respect of the Borrower;

(iv)    Parent shall not make or consent to any amendment or other modification or waiver with respect to the Pledged Operating Agreement, or enter into any agreement or permit to exist any restriction with respect to the Borrower without the consent of the Required Lenders;

(v)    Parent agrees that it will cooperate with Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the Pledged Collateral or to effect any sale or transfer thereof; and

(vi)    As to all limited liability company interests of the Borrower owned by Parent and issued under the Pledged Operating Agreement, Parent hereby covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by Parent in a securities account. In addition, neither the Pledged Operating Agreement, nor any other agreement governing any of the Pledged Interests issued under the Pledged Operating Agreement, provides or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction; and

(vii)    With regard to any Pledged Interests that are not certificated, Borrower (i) agrees promptly to note on its books the security interests granted to Collateral Agent and confirmed under this Agreement, (ii) agrees that after the occurrence and during the continuation of an Event of Default, it will comply with instructions of Collateral Agent or its nominee with respect to the applicable Pledged Interests without further consent by Parent, (iii) to the extent permitted by law, agrees that the “issuer’s jurisdiction” (as defined in Section 8-110 of the Code) is the State of New York, (iv) agrees to notify Collateral Agent upon obtaining knowledge of any interest in favor of any person in the applicable Pledged Interests that is materially adverse to the interest of Collateral Agent therein, other than any Permitted Liens and (v) waives any right or requirement at any time hereafter to receive a copy of this Agreement in connection with the registration of any Pledged Interests hereunder in the name of Collateral Agent or its nominee or the exercise of voting rights by Collateral Agent or its nominee.

(c)    Transfers and Other Liens. Parent shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, except as expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral of Parent, other than Liens under this Agreement. The inclusion of Proceeds in the Pledged Collateral shall not be deemed to constitute Collateral Agent’s consent to any sale or other disposition of any of the Pledged Collateral except as expressly permitted in this Agreement or the other Loan Documents.

(d)    Parent agrees to furnish to the Collateral Agent prompt written notice of any change in (i) its organization name, (ii) its identity or type of organization, or (iii) its jurisdiction of organization. Parent agrees not to effect or permit any such change unless all filings have been made, or will have been made within the time period required by the Credit Agreement, under the Code in order for the Collateral Agent to continue at all times following such change to have a valid and perfected security interest in all the Pledged Collateral in which a security interest may be perfected by such filing, for the benefit of the Secured Parties.

(e)    Parent agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Collateral Agent’s security interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the security interest and the filing of any financing statements or other documents in connection herewith or therewith.

7.    Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

(a)    Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

8.    Further Assurances.

(a)    To the extent otherwise required by this Agreement or any other Loan Document, Parent agrees that from time to time, at its own expense, Parent will promptly execute and deliver all further instruments and documents, and take all further action, that Collateral Agent may reasonably request (at the direction of the Required Lenders), in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Pledged Collateral.

(b)    To the extent otherwise required by this Agreement or any other Loan Document, Parent authorizes the filing by Collateral Agent of financing or continuation statements, or amendments thereto, and Parent will execute and deliver to Collateral Agent such other instruments or notices, as Collateral Agent may reasonably request (at the direction of the Required Lenders), in order to perfect and preserve the Security Interest granted or purported to be granted hereby, to the extent otherwise required by this Agreement or any other Loan Document.

(c)    Parent authorizes Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Pledged Collateral in a manner determined by the Collateral Agent (ii) describing the Pledged Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Parent also hereby ratifies any and all financing statements or amendments previously filed by Collateral Agent in any jurisdiction.

(d)    Parent acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Collateral Agent or the requisite majority of Lenders, as applicable, as set forth in Section 10.05 of the Credit Agreement, subject to Parent’s rights under Section 9-509(d)(2) of the Code.

9.    Collateral Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent (or its designee) shall have the right to request that any Capital Stock that are pledged hereunder be registered in the name of Collateral Agent or any of its nominees.

10.    Collateral Agent Appointed Attorney-in-Fact. Parent hereby irrevocably appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of Parent and in the name of Parent or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)    to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Pledged Collateral;

(b)    to receive, indorse, and collect any Drafts or other Instruments, Documents, or other evidence of payment thereof;

(c)    to file any claims or take any action or institute any proceedings which Collateral Agent may reasonably deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Pledged Collateral;

(d)    to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Pledged Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Pledged Collateral for all purposes; and

To the extent permitted by law, Parent hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.    Collateral Agent May Perform. If Parent fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable by Parent in accordance with the terms of the Credit Agreement.

12.    Collateral Agent’s Duties. The powers conferred on Collateral Agent hereunder are solely to protect Collateral Agent’s interest in the Pledged Collateral, for the benefit of itself and the Lenders, and shall not impose any duty upon Collateral Agent to exercise any such powers. Except for the safe custody of any Pledged Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its actual possession if such Pledged Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.

13.    [Reserved].

14.    Disposition of Pledged Interests by Collateral Agent. The Borrower is not, and other than to the extent hereafter disclosed, registered or qualified under the various federal or state securities laws of the United States and to the extent not so registered or qualified, disposition thereof after an Event of Default has occurred and is continuing may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Parent understands that in connection with such disposition, Collateral Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Parent, therefore, agrees that: (a) if Collateral Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Collateral Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof, and (b) such reliance shall be conclusive evidence that Collateral Agent has handled the disposition in a commercially reasonable manner.

15.    Voting and Other Rights in Respect of Pledged Interests.

(a)    Upon the occurrence and during the continuation of an Event of Default, (i) Collateral Agent may, at its option, and in addition to all rights and remedies available to Collateral Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by Parent, but under no circumstances is Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Collateral Agent duly exercises its right to vote any of such Pledged Interests, Parent hereby appoints Collateral Agent, Parent’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.

(b)    For so long Parent shall have the right to vote the Pledged Interests owned by it, Parent covenants and agrees that it will not, without the prior written consent of Collateral Agent, vote or take any consensual action with respect to such Pledged Interests in violation of this Agreement or any other Loan Document.

16.    Remedies.

(a)    Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may, and, at the instruction of the Required Lenders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, Parent expressly agrees that, in any such event, Collateral Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to Parent or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral not already in its physical possession and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Collateral Agent may deem commercially reasonable. Parent agrees that, to the extent notification of sale shall be required by law, at least ten days notification by mail to Parent of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notification shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notification of sale having been given. Collateral Agent may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Parent agrees that (A) the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code, and (B) to the extent notification of sale shall be required by law, notification by mail of the URL where a sale will occur and the time when a sale will commence at least ten days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611(b) of the Code. Parent agrees that any sale pursuant to the provisions of this Section 16 is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.

(b)    [Reserved].

(c)     [Reserved].

(d)    Upon the occurrence and during the continuance of an Event of Default, any cash held by Collateral Agent as Pledged Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Pledged Collateral are insufficient to satisfy all of the Secured Obligations in full, Parent shall remain liable for any such deficiency.

(e)    Parent hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing. Collateral Agent shall have the right to the appointment of a receiver for the Pledged Collateral, and Parent hereby consents to such rights and such appointment and hereby waives any objection Parent may have thereto or the right to have a bond or other security posted by Collateral Agent.

17.    Remedies Cumulative. Each right, power, and remedy of Collateral Agent or any Lender, as provided for in this Agreement or the other Loan Documents now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or the other Loan Documents now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Collateral Agent, any Lender, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Collateral Agent, such Lender of any or all such other rights, powers, or remedies.

18.    Marshaling. Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Pledged Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Parent hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Parent hereby irrevocably waives the benefits of all such laws.

19.    Indemnity. Parent agrees to indemnify Collateral Agent and the Lenders from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) arising out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which Parent is a party in accordance with and to the extent set forth in Section 10.03 of the Credit Agreement. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.

20.    Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by Parent herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent or the requisite majority of Lenders, as applicable, as set forth in Section 10.05 of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Collateral Agent or the requisite majority of Lenders, as applicable, as set forth in Section 10.05 of the Credit Agreement and Parent to which such amendment applies.

21.    Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Collateral Agent at its address specified in the Credit Agreement, and to Parent at the notice address specified for Borrower in the Credit Agreement, or as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22.    Continuing Security Interest: Assignments under Credit Agreement.

(a)    This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the Secured Obligations have been paid in full in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (ii) be binding upon Parent, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Collateral Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon payment in full of the Secured Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Guaranty made and the Security Interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Parent or any other Person entitled thereto. At such time, upon Borrower’s request, Collateral Agent will (i) authorize the filing of appropriate termination statements to terminate such Security Interest, (ii) terminate all control agreements entered into pursuant to this Agreement or any other Loan Document and (iii) return to Borrower, all Pledged Collateral in the Collateral Agent’s or its agent’s possession. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by Parent to Collateral Agent nor any additional loans made by any Lender to any Borrower, nor the taking of further security, nor the retaking or re-delivery of the Pledged Collateral to Parent, or any of them, by Collateral Agent, nor any other act of the Lenders, or any of them, shall release Parent from any obligation, except a release or discharge effected in accordance with the provisions of the Credit Agreement. Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Collateral Agent or the requisite majority of Lenders, as applicable, as set forth in Section 10.05 of the Credit Agreement and then only to the extent therein set forth. A waiver by Collateral Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Collateral Agent would otherwise have had on any other occasion.

(b)    If any Lender or the Collateral Agent repays, refunds, restores, or returns in whole or in part, any payment or property (including any proceeds of Pledged Collateral) previously paid or transferred to such Lender in full or partial satisfaction of any Secured Obligation or on account of any other obligation of any Loan Party under any Loan Document, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent transfers, preferences, or other voidable or recoverable obligations or transfers (each, a “Voidable Transfer”), or because such Lender or elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that such Lender elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and as to all reasonable costs, expenses, and attorneys’ fees of such Lender  related thereto, (i) the liability of the Loan Parties with respect to the amount or property paid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist, and (ii) Collateral Agent’s Liens securing such liability shall be effective, revived, and remain in full force and effect, in each case, as fully as if such Voidable Transfer had never been made.  If, prior to any of the foregoing, (A) Collateral Agent’s Liens shall have been released or terminated, or (B) any provision of this Agreement shall have been terminated or cancelled, Collateral Agent’s Liens, or such provision of this Agreement, shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligation of any Loan Party in respect of such liability or any Pledged Collateral securing such liability.

23.    Survival. All representations and warranties made by Parent in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Collateral Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any loan or any fee or any other amount payable under the Credit Agreement is outstand‐ing and unpaid and so long as the Commitments have not expired or terminated.

24.    APPLICABLE LAW; CONSENT TO JURISDICTIONS; WAIVER OF JURY TRIAL.

(a)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

(b)    (I) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY LOAN PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, PARENT, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (W) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (X) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (Y) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO PARENT AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT, WHICH IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER PARENT IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (Z) AGREES THAT COLLATERAL AGENT AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

(II) PARENT HEREBY AGREES THAT PROCESS MAY BE SERVED ON IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESSES PERTAINING TO IT AS SPECIFIED IN SECTION 10.01 OF THE CREDIT AGREEMENT. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST ANY LOAN PARTY IF GIVEN BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OR MAIL WHICH REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED AS PROVIDED ABOVE.

(c)    EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 24 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

25.    [Reserved].

26.    Collateral Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to Collateral Agent, for the benefit of each Lender.

27.    Miscellaneous.

(a)    This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

(b)    Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c)    Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d)    Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Lender, or Parent, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

ORBITAL ENERGY GROUP, INC., a Colorado corporation, as Parent By: /s/ William J. Clough Name: William J. Clough Title: Executive Chairman & CLO

Acknowledged:

FRONT LINE POWER CONSTRUCTION, LLC, a Texas limited liability company, as Borrower By: /s/ William J. Clough Name: William J. Clough Title: Executive Chairman & CLO

“Collateral Agent”
ALTER DOMUS (US) LLC By: /s/ Emily Ergang Pappas Name: Emily Ergang Pappas Its Authorized Signatory

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.